                                                                 EXHIBIT 10.11

                           FORM OF VOTING AGREEMENT
                           ------------------------

     This Voting Agreement (the "Agreement") is made as November ____, 1999, by and among Liberty Partners Holdings 11, L.L.C. ("Liberty"), Riverside Rudolph, L.L.C. ("Riverside") and Paul F. McLaughlin ("McLaughlin").

                                    RECITALS
                                    --------

     WHEREAS, the parties hereto are stockholders of Rudolph Technologies, Inc. (the "Company");

     WHEREAS, the Company making an initial public offering of its common stock (the "IPO"); and

     WHEREAS, the parties hereto desire to provide for the voting of their shares of the Company's stock to elect certain persons to the Company's board of directors after the IPO.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Certain Definitions.  For purposes of this Agreement:
         -------------------

          (a)  "Shares" shall mean all voting securities of the Company which
               --------
the parties hereto (along with their affiliated entities) now own or hereafter acquire, or over which they now exercise or hereafter acquire the right to exercise voting power.

          (b)  Transfer.  A party shall be deemed to have effected a "Transfer"
               --------                                               --------
of a security if such party directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

     2.  Election of Directors
         ---------------------

          (a)  Board Representation.  At each annual meeting of the
               --------------------
stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Board of Directors of the Company are to be elected, or whenever members of the Board of Directors are to be elected by written consent (each such event, an "Election of Directors"), Liberty, Riverside and McLaughlin agree to vote or act with respect to the Shares so as to elect:

               (1) Until such time as McLaughlin ceases to own at least 75% of the number of Shares owned by him as of the date hereof, one member of the Company's board of directors designated by McLaughlin, who shall initially be McLaughlin ;

               (2) Until such time as Liberty ceases to own at least 75% of the number of Shares owned by it as of the date hereof, one member of the Company's board of directors designated by Liberty, who shall initially be Carl
E. Ring; and

               (3) Until such time as Riverside ceases to own at least 75% of the number of Shares owned by it as of the date hereof, one member of the Company's board of directors designated by Riverside, who shall initially be Paul Craig.

          If, at the time of any Election of Directors, a designee of any party to this Agreement is already serving on the Company's board of directors, the other parties shall not be required to vote or act with respect to their Shares so as to elect an additional designee of such party.

          (b)  Appointment of Directors.  In the event of the resignation,
               ------------------------
death, removal or disqualification of a director designated pursuant to subsections 2(a)(1), 2(a)(2) or 2(a)(3) above, McLaughlin, Liberty or Riverside, respectively, shall promptly nominate a new director, and, after written notice of the nomination has been given by McLaughlin, Liberty or Riverside, as the case may be, to the other parties, the other parties hereto shall vote their Shares to elect such nominee to the board of directors of the Company.

          (c)  Removal.  Upon written notice to each of the parties hereto of
               -------
a party's desire that his or its designee be removed from the Company's board of directors and of his or its desire that a new designee be elected to replace its previous designee, the other parties hereto shall promptly vote his or its Shares to remove such previous designee and to elect such new designee to the Company's board of directors.

      3.  Transfer of Shares.
          ------------------

          (a)  Transferee of Shares to be Bound by this Agreement.  Each party
               --------------------------------------------------
hereto agrees that such party shall not cause or permit any Transfer of any Shares to any entity affiliated with such party to be effected unless each such entity to which any of such Shares, or any interest in any of such Shares, is or may be transferred shall have: (a) executed a counterpart of this Agreement; and
(b) agreed in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement.

          (b)  Transfer of Voting Rights.  Each party hereto agrees that such
               -------------------------
party shall not deposit (nor permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of such party under this Agreement.

      4.  Representations and Warranties.  Each party to this Agreement (i) is
          ------------------------------
the beneficial owner of the Shares indicated on the final page of this Agreement under such party's name, free and clear of any liens, claims, options, charges or other encumbrances except as disclosed on such page; (ii) does not beneficially own any securities of the Company other than the Shares indicated on the final page of this Agreement under such party's name; and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement.

      5.  Miscellaneous.
          -------------

          (a)  Severability.  If any term, provision, covenant or restriction
               ------------
of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (b)  Aggregation of Ownership.  For purposes of determining the
               ------------------------
number of Shares owned by a party to this Agreement, all Shares owned by entities affiliated with such party shall be counted together with Shares owned by such party.

          (c)  Binding Effect and Assignment.  This Agreement and all of the
               -----------------------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (excluding any party to whom Shares are Transferred in compliance with Section 3, except if such Transfer occurs in connection with a merger or consolidation of the transferring party with another entity or a sale of all or substantially all of the transferring party's assets or capital stock), but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

         (d)  Amendments and Modification.  This Agreement may not be
              ---------------------------
modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

         (e)  Specific Performance; Injunctive Relief.  The parties hereto
              ---------------------------------------
acknowledge that they shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of the parties set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to the parties hereto upon any such violation, such parties shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such parties at law or in equity.

         (f)  Notices.  Any notice required or permitted by this Agreement
              -------
shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram, e-mail or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on the signature page hereof, or as subsequently modified by written notice.

         (g)  Governing Law.  This Agreement shall be governed by the laws of
              -------------
the State of Delaware, without reference to rules of conflicts of law.

         (h)  Entire Agreement.  This Agreement contain the entire
              ----------------
understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

         (i)  Effect of Headings.  The section headings are for convenience
              ------------------
only and shall not affect the construction or interpretation of this Agreement.

         (j)  Counterparts.  This Agreement may be executed in several
              ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

LIBERTY PARTNERS HOLDINGS, 11, L.L.C.  PAUL F. McLAUGHLIN

By:                                    By:
    ------------------------------         -----------------------------
     Signature                              Signature

Name:                                  Name:
      ----------------------------           ---------------------------

Title:                                 Title:
       ---------------------------            --------------------------

Address:                               Address:
c/o Liberty Capital Partners, Inc      c/o Rudolph Technologies, Inc.
1177 Avenue of the Americas            One Rudolph Road
New York, NY 10036                     Flanders, NJ 07836

Shares beneficially owned:             Shares beneficially owned:
6,841,730 shares of Common Stock       394,336 shares of Common
                                       Stock

RIVERSIDE RUDOLPH, L.L.C.

By:
    ------------------------------
     Signature

Name:
      ----------------------------

Title:
       ---------------------------

Address:
One Exeter Plaza
Boston, MA 02116

Shares beneficially owned:
6,841,730 shares of Common Stock


                      [Signature Page to Voting Agreement]